Deutsche Asset Management [LOGO]
                                             A Member of the Deutsche Bank Group







Chief Executive Officer
Section 906 Certification under Sarbanes Oxley Act






I, Julian Sluyters, certify that:

1. I have reviewed this report, filed on behalf of Scudder High Income Opportunity Fund, a series of Scudder Portfolio Trust, on Form N-CSR;

2. Based on my knowledge and pursuant to 18 U.S.C. ss. 1350, the periodic report on Form N-CSR (the "Report") fully complies with the requirements of ss. 13 (a) or ss. 15 (d), as applicable, of the Securities Exchange Act of 1934 and that the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.




October 1, 2004                                   /s/Julian Sluyters
                                                  Julian Sluyters
                                                  Chief Executive Officer
                                                  Scudder High Income
                                                  Opportunity Fund, a series of
                                                  Scudder Portfolio Trust

                                                Deutsche Asset Management [LOGO]
                                             A Member of the Deutsche Bank Group






Chief Financial Officer
Section 906 Certification under Sarbanes Oxley Act






I, Paul Schubert, certify that:

1. I have reviewed this report, filed on behalf of Scudder High Income Opportunity Fund, a series of Scudder Portfolio Trust, on Form N-CSR;

2. Based on my knowledge and pursuant to 18 U.S.C. ss. 1350, the periodic report on Form N-CSR (the "Report") fully complies with the requirements of ss. 13 (a) or ss. 15 (d), as applicable, of the Securities Exchange Act of 1934 and that the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.




October 1, 2004                                    /s/Paul Schubert
                                                   Paul Schubert
                                                   Chief Financial Officer
                                                   Scudder High Income
                                                   Opportunity Fund, a series of
                                                   Scudder Portfolio Trust